CONSOLIDATED CONDENSED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) (USD $)	3 Months Ended		12 Months Ended
	Aug. 31, 2012	Aug. 31, 2011	May 31, 2012	May 31, 2011
Comprehensive income
Net Income (loss)	$ 173	$ 53	$ 444	$ (222)
Foreign currency translation adjustment	(6)	(22)	(22)	(23)
Total other comprehensive income	(6)	(22)	(22)	(23)
Comprehensive income	$ 167	$ 31	$ 422	$ (245)